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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        April 24, 2001
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                              Wolverine Tube, Inc.
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             (Exact name of Registrant as specified in its charter)


          Delaware                      1-12164                 63-0970812
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)


   200 Clinton Avenue West, Suite 1000, Huntsville, AL              35801
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         (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:         (256) 353-1310
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.       OTHER EVENTS

On April 24, 2001, the Registrant issued a press release reporting results for the first quarter of 2001, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

On April 24, 2001, the Registrant held a conference call to discuss the contents of its April 24, 2001 press release reporting results for the first quarter of 2001 with members of the investment community. A copy of the transcript of the conference call is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


         Exhibit No.       Description of Document
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
         99.1     Press release dated 04/24/01 issued by the Registrant.


         99.2     Transcript of conference call held by the Registrant on 04/24/01.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated May 1, 2001


                                 WOLVERINE TUBE, INC.



                                 By: /s/ James E. Deason
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                                     James E. Deason
                                     Executive Vice President, Chief Financial
                                     Officer, Secretary and Director